-----------------------------
                                                    OMB APPROVAL
                                                   -----------------------------
                                                    OMB Number: 3235-0570

                                                    Expires: SEPTEMBER 30, 2007

                                                    Estimated average burden
                                                    hours per response: 19.4
                                                   -----------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-21650

                              ASA (BERMUDA) LIMITED
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

      11 SUMMER STREET, 4TH FLOOR, BUFFALO, NEW YORK                  14209
--------------------------------------------------------------------------------
         (Address of principal executive offices)                  (Zip code)

                               JPMORGAN CHASE BANK
                            3 CHASE METROTECH CENTER
                               BROOKLYN, NY 11245
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (716) 883-2428

Date of fiscal year end: NOVEMBER 30, 2005

Date of reporting period: NOVEMBER 30, 2005

FORM N-CSR IS TO BE USED BY MANAGEMENT INVESTMENT COMPANIES TO FILE REPORTS WITH THE COMMISSION NOT LATER THAN 10 DAYS AFTER THE TRANSMISSION TO STOCKHOLDERS OF ANY REPORT THAT IS REQUIRED TO BE TRANSMITTED TO STOCKHOLDERS UNDER RULE 30e-1 UNDER THE INVESTMENT COMPANY ACT OF 1940 (17 CFR 270.30e-1). THE COMMISSION MAY USE THE INFORMATION PROVIDED ON FORM N-CSR IN ITS REGULATORY, DISCLOSURE REVIEW, INSPECTION, AND POLICYMAKING ROLES.

A REGISTRANT IS REQUIRED TO DISCLOSE THE INFORMATION SPECIFIED BY FORM N-CSR, AND THE COMMISSION WILL MAKE THIS INFORMATION PUBLIC. A REGISTRANT IS NOT REQUIRED TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN FORM N-CSR UNLESS THE FORM DISPLAYS A CURRENTLY VALID OFFICE OF MANAGEMENT AND BUDGET ("OMB") CONTROL NUMBER. PLEASE DIRECT COMMENTS CONCERNING THE ACCURACY OF THE INFORMATION COLLECTION BURDEN ESTIMATE AND ANY SUGGESTIONS FOR REDUCING THE BURDEN TO SECRETARY, SECURITIES AND EXCHANGE COMMISSION, 450 FIFTH STREET, NW, WASHINGTON, DC 20549-0609. THE OMB HAS REVIEWED THIS COLLECTION OF INFORMATION UNDER THE CLEARANCE REQUIREMENTS OF 44 U.S.C. SS. 3507.

Item 1.         Reports to Stockholders.







                              ASA (BERMUDA) LIMITED


                                     ANNUAL
                                     REPORT                 [Graphic Omitted]



















                                      2005

ASA (BERMUDA) LIMITED





ANNUAL REPORT AND
FINANCIAL STATEMENTS

November 30, 2005


DIRECTORS
Robert J.A. Irwin (U.S.A.)
Henry R. Breck (U.S.A.)
Harry M. Conger (U.S.A.)
Chester A. Crocker (U.S.A.)
Joseph C. Farrell (U.S.A.)
James G. Inglis (South Africa)
Malcolm W. MacNaught (U.S.A.)
Ronald L. McCarthy (South Africa)
Robert A. Pilkington (U.S.A.)
A. Michael Rosholt (South Africa)


CONTENTS

Chairman's report 2
Portfolio changes 4
Certain investment policies and restrictions 5
Report of independent registered public accounting firm 5
Schedule of investments 6
Statement of assets and liabilities 7
Statement of operations 8
Statements of changes in net assets 9
Notes to financial statements 10
Financial highlights 12
Supplementary information  12
Certain tax information for United States shareholders 13
Dividend reinvestment and stock purchase plan 15
Privacy notice 15
Proxy voting 16
Form N-Q 16
Annual CEO certification 16
Voting results 16
Forward-looking statements 16
Board of directors and officers 17



OFFICERS

Robert J.A. Irwin, CHAIRMAN, PRESIDENT AND TREASURER
Paul K. Wustrack, Jr., SECRETARY AND CHIEF COMPLIANCE OFFICER

EXECUTIVE OFFICES

11 Summer Street
Buffalo, New York

REGISTERED OFFICE

Canon's Court
22 Victoria Street
Hamilton HM 12, Bermuda

AUDITORS

Ernst & Young LLP, New York, NY, U.S.A.

COUNSEL

Appleby Spurling Hunter, Hamilton, Bermuda
Kirkpatrick & Lockhart Nicholson Graham LLP, Washington, DC, U.S.A.

CUSTODIAN

JPMorgan Chase Bank
Brooklyn, NY, U.S.A.

SUBCUSTODIAN

Standard Bank of South Africa Limited
Johannesburg, South Africa

FUND ACCOUNTANTS

Kaufman Rossin & Co., PA
Miami, FL, U.S.A.

SHAREHOLDER SERVICES

LGN Group, LLC
Florham Park, NJ, U.S.A.
(973) 377-3535

TRANSFER AGENT

Computershare Trust Company, N.A.
525 Washington Boulevard, Jersey City, NJ 07310, U.S.A.

website-http://www.asaltd.com

THE SEMI-ANNUAL AND ANNUAL REPORTS OF THE COMPANY AND THE LATEST VALUATION OF NET ASSETS PER SHARE MAY BE VIEWED ON THE COMPANY'S WEBSITE OR MAY BE REQUESTED FROM LGN GROUP, LLC, LAWRENCE G. NARDOLILLO, C.P.A., P.O. BOX 269, FLORHAM PARK, NEW JERSEY 07932 (973) 377-3535. SHAREHOLDERS ARE REMINDED TO NOTIFY COMPUTERSHARE OF ANY CHANGE OF ADDRESS.

CHAIRMAN'S REPORT (UNAUDITED)


   At November 30, 2005 the Company's net asset value was $55.93 per share. The closing price of the Company's stock on the New York Stock Exchange was $49.65 per share at November 30, 2005, which represented a 11.2% discount to the net asset value. This compares with the net asset value of $49.95 per share at November 30, 2004 at which time the closing price was $44.82, a discount of 10.3% to the net asset value.

   Net investment income for the fiscal year ended November 30, 2005 was $.10 per share, as compared to $.22 per share for the fiscal year ended November 30, 2004. Realized gains from investments net of net realized loss from foreign currency transactions for the fiscal year ended November 30, 2005 were $1.25 per share, as compared to $.05 per share for the fiscal year ended November 30, 2004.

   Dividends totaling $.90 per share were paid or declared during the fiscal year ended November 30, 2005. For the fiscal year ended November 30, 2004, the total dividend payments were $.55 per share. (See Note 1.E. Distributions to Shareholders (page 10) and Certain tax information for United States shareholders (pages 13 and 14) for further comments.)

   In July shareholders approved changes in the Company's investment policies and restrictions designed to provide the Company with greater investment flexibility. Among the changes were the following:

     1. The Company's subclassification under the Investment Company Act of 1940 was changed from a diversified to a non-diversified company.

     2. The Company is now allowed to increase its investments outside of South Africa.

     3. The Company is now allowed to invest directly in a broader array of precious minerals and bullion.

     4. The Company is now allowed to invest its cash in a wider variety of short-term instruments.

   The Company had been confined to a large extent to investment in precious mineral (primarily gold) producers in South Africa. Most of our investments were acquired many years ago at much lower prices and there are substantial unrealized capital gains. The tax implications of these unrealized capital gains will be considered as the new broadened investment policies are implemented in the coming years.

   At our fiscal year end, the portfolio was still about 75% invested in the stocks of South African gold and other precious metals mining companies, as well as companies with a substantial portion of their assets invested in South Africa.

THE GOLD BULLION MARKET

   The dollar price of gold enjoyed a tremendous surge in calendar year 2005, trading over $500/oz in the final weeks of the year for the first time since 1983. The average for the year will be very close to $445/oz, almost 10% higher than the average achieved in 2004. Opinion is divided about the reason for the increase in the price of the metal and in particular for the sharp rise in recent weeks. The more doom-laden commentators suggest that we are at last witnessing a flight from the fiat paper currencies of the world. More conventional explanations that gold is often a refuge in times of inflation are difficult to sustain in the face of only limited signs of that particular economic disease. Certainly there is news of considerable accumulation of the metal in the new, wealthy communities of China and India.

   Of course, it is the rand price of gold that the South African mines need to keep in mind. At about R 3500 per ounce the gold price, while improving, is still below the brief peak value of R 3700 achieved during the rand collapse in late 2001. The Johannesburg gold certificate exchange traded fund (New Gold) has been growing slowly in popularity since its listing in November 2004. Turnover has only very recently exceeded 500,000 units (equivalent to 5,000 oz) per week. The signs are, however, that interest in gold ETFs in Johannesburg and elsewhere is picking up quite dramatically as the gold price catches investors' attention.

THE GOLD SHARE MARKET

   The FTSE/JSE Gold Sector Price Index is currently around 2350, its highest level since March 2004, but quite a way below the 3500 record set in 2002 following the collapse of the rand. Since January 2005 the AngloGold Ashanti share price is up almost 45%, Harmony is up 63% and Gold Fields is up almost 50%. These shares, however, sagged in the first quarter of the year. Since reaching their lows in May 2005 the returns have been even greater. Harmony and Gold Fields have recovered from the ending of a potentially very hostile corporate action. Operationally, the South African gold producers are putting strategies in place to cope with the stronger rand environment. Both Harmony and Gold Fields have announced projects to expand their offshore production bases, which should further reduce country specific risk.

THE GOLD MINING INDUSTRY

   Mine production has been slipping, primarily as a result of lower production from South African sources and could reach its second lowest level since 1997, according to Gold Fields Mineral Services. In addition, producers have been de-hedging, which has removed a source of supply and created additional demand. Although official sector sales have risen, there has been a sharp fall-off in scrap sales. Investment demand tends to track the dollar and this has been a source of support. Thus, demand rises as the dollar weakens. Furthermore, high oil prices have led to inflation fears, which has stimulated investment demand for gold. Jewelry fabrication demand appears strong although other offtake is less robust. On the whole, the supply and demand fundamentals appear positive for gold.

THE PLATINUM INDUSTRY AND MARKET

   The platinum price has recently shot above the $1,000/oz mark, with the annual average price approaching $900/oz after 2004's $846/oz and 2003's $700/oz. The palladium price has also recently been showing some enthusiasm and rose above $250/oz for the first time in more than a year. It will of course be a long time until this metal again trades as high as the heights of $1,000/oz experienced briefly in 2001. Both the Anglo Platinum and the Impala share prices look set to close the year near their highs. For Impala this is very near to R 900 per share, about 85% up on the year, while at its November peak of R 485 per share, Anglo Platinum has more than doubled since the end of last year.

   The platinum market is expected to remain in shortfall according to market statistics published by Johnson Matthey. Although platinum output should grow 2% to 6.59 million ounces, output from South Africa is likely to be lower than previously expected as a result of production problems. Johnson Matthey forecasts platinum demand of 6.71 million ounces for the full year. Auto catalyst demand is expected to grow strongly, by up to 8% to 3.86 million ounces, the sixth successive year of growth in this sector. Furthermore, the growth of diesel catalysis should lend longer-term support to platinum demand. Jewelry demand is, however, expected to fall due to higher prices. Nevertheless, an overall shortage of the metal should support the platinum price.

THE SOUTH AFRICAN ECONOMIC ENVIRONMENT

   The overarching economic variable, from a South African mineral producer's perspective, is the rand/dollar exchange rate. 2005 delivered two of the most unlikely scenarios. The rand continued to be a strong currency against most currencies -- probably because of the continuing strength of almost all commodity prices -- and the dollar beat the common forecasts and managed convincingly to outperform its rivals in the form of the euro and the yen. Thus the rand strengthened versus just about every currency except the dollar in 2005. As the end of the year approaches, the debate is about whether the rand could even return to levels stronger than 6 per dollar. It is currently at around 6.4 per dollar. It seems unwise to make predictions about currency exchange rates but it seems likely that as long as the prices of all metals both precious and base continue to boom, then the rand will remain a strong currency worldwide. This obviously puts considerable strains on exporting industries like the mines.

   The South African economy grew in the third quarter at 4.2% (quarter on quarter annualized) down from 5.4% in the second quarter. Repeated pronouncements from government and the Reserve Bank confirm that the target growth rate is 6% per annum. This is not an impossible figure to reach but its impact on the mining industry may be quite limited. Major contributors to such growth will likely come from long overdue government spending on infrastructure as well as continued consumer spending, as the benefits of the Black Economic Empowerment ("BEE") programs and charters deliver a new aspirant and affluent middle class. The SA Reserve Bank limited their intervention to just one interest rate cut of a modest one half percentage point that took effect in April 2005. The precious metals mining industry will continue to look for a steady rise in the price of their product to allow them to keep their heads above water.

SOUTH AFRICAN REGULATORY MATTERS

   From a regulatory perspective, the feature of the year remained uncertainty over the conversion of old order mineral rights to new order rights in terms of legislation governing the mining and minerals industry. There have been administrative delays in approving the changeover to new order rights, with only AngloGold reporting this year that they have successfully converted their rights. A portion of Harmony's rights were converted in 2004, while Gold Fields, Impala and Anglo Platinum have lodged their requests for rights conversion. The platinum producers are continuing to expand, both in South Africa and Zimbabwe despite the uncertainties relating to the rights conversion. BEE, which is required in terms of compliance with the minerals legislation, is continuing. In December, Anglo Platinum announced a BEE transaction while Impala issued a cautionary relating to an undisclosed BEE deal. This suggests that the South African precious metal producers are undertaking steps to mitigate regulatory risk.

PORTFOLIO CHANGES

   During the year we added to our holdings outside of South Africa with purchases of Meridian Gold Inc., Goldcorp Inc. and Lonmin PLC.

   Meridian Gold, headquartered in Reno, Nevada, holds 100% interest in El Penon Mine in Northern Chile. It also owns 100% interest Esquel Gold Deposit in Argentina and an interest in the Rossi Project in the Carlin Trend in Nevada. The company is believed to have proven and probable reserves of approximately
4.4 million ounces. It produced 315,000 ounces of gold in 2004.

   Goldcorp is a Canadian based gold producer. Its assets include a mine in the Red Lake District of Ontario and other interests in Argentina, Mexico, Australia and the U.S. The company also owns a 65% interest in Silver Wheaton Corp, a publicly traded company engaged in the purchase and sale of silver from Mexico and Sweden. Goldcorp produced approximately 628,000 ounces of gold in 2004 and reports reserves of 5.22 million ounces of gold.

   Lonmin is the third largest primary producer of platinum in the world. It produces over 900,000 ounces of platinum annually as well as the other platinum group metals such as palladium and rhodium. Its operations are located in the northwest province of South Africa.

   During the year we reduced our holdings of Gold Fields, AngloGold, Impala and Anglo Platinum.

   Consolidation within the gold mining industry continues. Barrick Gold has offered $10.4 billion in cash and stock for Placer Dome. Following the planned sale of certain assets to Goldcorp, Barrick Gold will be the world's largest gold producer with its annual production of 8.3 million ounces, exceeding number two, Newmont Mining, with its 6.26 million ounces. The offer expires on January 16, 2006. If Barrick succeeds, Goldcorp intends to pay Barrick for their Canadian operations and a 40% interest in Pueblo Viejo, in the Dominican Republic. Goldcorp with its new assets will become the 9th largest producer with production at a rate of 2 million ounces per annum. It is difficult to speculate on what may then happen to Placer Dome's 50% interest in the South Deep mine in South Africa.

   On December 22, 2005 Placer Dome's board announced that they unanimously backed the Barrick offer.

                                      * * *

   THE ANNUAL GENERAL MEETING OF SHAREHOLDERS WILL BE HELD ON WEDNESDAY, MARCH 8, 2006 AT 10:00 A.M. AT THE OFFICES OF UBS, 1285 AVENUE OF THE AMERICAS, 13TH FLOOR, NEW YORK, NEW YORK, USA. WE LOOK FORWARD TO HAVING YOU IN ATTENDANCE.

                                          ROBERT J.A. IRWIN, CHAIRMAN, PRESIDENT

                                            AND TREASURER

            [Data below represents line chart in the printed piece]

   PHILADELPHIA GOLD & SILVER INDEX (XAU): Monthly average price (unaudited)

                              2003       2004        2005
                              ----       ----        ----
                               78       102.69        93
                               73        99.63        94
                               66       100.13        98
                               66        93.82        89
                               72        84.03        83
                               78        85.83        90
                               79        87.53        92
                               87        89.88        95
                               93        94.95        106
                               94       101.71        108
                               101      106.83        112
                               107.5    100


            [Data below represents line chart in the printed piece]

     LONDON FREE MARKET GOLD PRICE: Monthly average $ per ounce (unaudited)


                               2003         2004        2005
                               ----         ----        ----
                               357         413.99       424
                               359         405.33       423
                               341         406.67       434
                               328         403.02       429
                               356         383.45       422
                               357         391.99       431
                               351         398.09       424
                               360         400.48       438
                               379         405.27       456
                               379         420.46       470
                               390         439.39       477
                               407.59      442





--------------------------------------------------------------------------------

PORTFOLIO CHANGES DURING THE YEAR ENDED                  NUMBER OF SHARES
NOVEMBER 30, 2005 (UNAUDITED)                            ----------------
                                                     INCREASE       DECREASE
                                                     --------       --------
            AngloGold Ashanti Limited                                 144,000
            Anglo Platinum Limited                                    300,400
            Goldcorp Inc.                             600,000
            Gold Fields Limited                                     1,345,000
            Impala Platinum Holdings Limited                           47,400
            Lonmin PLC - ADRs                         450,000
            Meridian Gold Inc.                        600,000

CERTAIN INVESTMENT POLICIES AND RESTRICTIONS (UNAUDITED)

The following is a summary of certain of the Company's investment policies and restrictions and is subject to the more complete statements contained in documents filed with the Securities and Exchange Commission.

THE CONCENTRATION OF INVESTMENTS IN A PARTICULAR INDUSTRY OR GROUP OF INDUSTRIES. It is a fundamental policy (i.e., a policy that may be changed only by shareholder vote) of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company's investments will be measured at the time of investment.

If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in the preceding paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments.

THE PERCENTAGE OF VOTING SECURITIES OF ANY ONE ISSUER THAT THE COMPANY MAY ACQUIRE. It is the non-fundamental policy (i.e., a policy that may be changed by the Board of Directors) of the Company that the Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the  Board  of Directors and Shareholders of ASA (Bermuda) Limited:

   We have audited the accompanying statement of assets and liabilities of ASA (Bermuda) Limited (the "Company"), including the schedule of investments, as of November 30, 2005, and the related statement of operations and supplementary information for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements, supplementary information and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements, supplementary information and financial highlights based on our audits. The financial highlights for the year ended November 30, 2001 were audited by other auditors whose report dated December 18, 2001 expressed an unqualified opinion on those financial highlights.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, supplementary information and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, supplementary information and financial highlights, assesing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements, supplementary information and financial highlights referred to above present fairly, in all material respects, the financial position of ASA (Bermuda) Limited at November 30, 2005, the results of its operations and supplementary information for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                   Ernst & Young LLP

New York, New York
December 28, 2005

SCHEDULE OF INVESTMENTS

November 30, 2005

----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Number of                       Percent of
      Name of Company                                                                     Shares     Market Value      Net Assets
----------------------------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF GOLD MINING COMPANIES
      AUSTRALIA
      Newcrest Mining Limited - ADRs                                                   3,000,000     $ 47,158,200             8.8%
----------------------------------------------------------------------------------------------------------------------------------

      UNITED STATES
      Newmont Mining Corporation                                                         520,368       23,999,372             4.5
----------------------------------------------------------------------------------------------------------------------------------

      SOUTH AFRICA
      AngloGold Ashanti Limited                                                        2,245,894       94,575,282            17.6
      Gold Fields Limited                                                              8,359,977      124,982,562            23.2
      Harmony Gold Mining Company Limited                                                292,459        3,530,006              .7
      Harmony Gold Mining Company Limited - ADRs                                       2,166,400       26,148,448             4.9
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      249,236,298            46.4
----------------------------------------------------------------------------------------------------------------------------------
      CANADA
      Barrick Gold Corporation                                                           730,000       19,425,300             3.6
      Goldcorp Inc.                                                                      600,000       12,192,000             2.3
      Meridian Gold Inc. (1)                                                             600,000       11,544,000             2.1
      Placer Dome Incorporated                                                         1,065,312       23,372,945             4.4
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       66,534,245            12.4
----------------------------------------------------------------------------------------------------------------------------------
      PERU
      Compania de Minas Buenaventura S.A. - ADRs                                         900,000       25,218,000             4.7
----------------------------------------------------------------------------------------------------------------------------------
      Total ordinary shares of gold mining companies (cost - $123,269,208)                            412,146,115            76.8
----------------------------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF OTHER MINING COMPANIES
      SOUTH AFRICA
      Anglo Platinum Limited                                                             520,100       34,447,972             6.4
      Impala Platinum Holdings Limited                                                   215,300       28,184,932             5.2
      Mvelaphanda Resources Limited (1)                                                1,950,000        6,366,777             1.2
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       68,999,681            12.8
----------------------------------------------------------------------------------------------------------------------------------
      UNITED KINGDOM
      Anglo American plc                                                               1,280,000       40,195,199             7.5
      Lonmin PLC - ADRs                                                                  450,000       12,629,212             2.3
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       52,824,411             9.8
----------------------------------------------------------------------------------------------------------------------------------
      Total ordinary shares of other mining companies (cost - $32,813,711)                            121,824,092            22.6
----------------------------------------------------------------------------------------------------------------------------------
      Total investments (Cost - $156,082,919) (2)                                                     533,970,207            99.4
----------------------------------------------------------------------------------------------------------------------------------
      CASH, CASH EQUIVALENTS, RECEIVABLES AND OTHER ASSETS LESS LIABILITIES                             2,959,119              .6
----------------------------------------------------------------------------------------------------------------------------------
      Net assets                                                                                     $536,929,326           100.0%
----------------------------------------------------------------------------------------------------------------------------------

      (1) Non-income producing security.

      (2) Cost of investments shown approximates cost for U.S. federal income tax purposes, determined in accordance with U.S. income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at November 30, 2005 were $379,438,023 and $1,550,735, respectively, resulting in net unrealized appreciation on investments of $377,887,288.

      ADR - American Depository Receipt

      There is no assurance that the valuations at which the Company's investments are carried could be realized upon sale.

      The notes to the financial statements form an integral part of these statements.

PORTFOLIO STATISTICS

November 30, 2005
--------------------------------------------------------------------------------
      COUNTRY BREAKDOWN*
      South Africa                     59.2%
      Canada                           12.4%
      United Kingdom                    9.8%
      Australia                         8.8%
      Peru                              4.7%
      United States                     4.5%

      * Country breakdowns are expressed as a percentage of total net assets. The entire portfolio consists of investments in ordinary shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold and other precious minerals.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2005

--------------------------------------------------------------------------------

      ASSETS

----------------------------------------------------------------------------------------------------------------------------------
      Investments, at market value
        Gold mining companies - (cost - $123,269,208)                                                              $412,146,115
        Other mining companies - (cost - $32,813,711)                                                               121,824,092
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    533,970,207
----------------------------------------------------------------------------------------------------------------------------------
      Cash and cash equivalents                                                                                      10,936,169
      Dividends and interest receivable                                                                                 326,744
      Other assets                                                                                                      190,000
----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                  545,423,120
----------------------------------------------------------------------------------------------------------------------------------


      LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
      Accounts payable and accrued liabilities                                                                        1,034,363
      Liability for retirement benefits due to current and future retired directors                                     739,431
      Dividend payable                                                                                                6,720,000
----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                               8,493,794
----------------------------------------------------------------------------------------------------------------------------------
      NET ASSETS (SHAREHOLDERS' INVESTMENT)                                                                        $536,929,326
----------------------------------------------------------------------------------------------------------------------------------
      Common shares $1 par value
        Authorized: 30,000,000 shares
        Issued & Outstanding: 9,600,000 shares                                                                     $  9,600,000
      Share premium (capital surplus)                                                                                21,249,156
      Undistributed net investment income                                                                            54,890,187
      Undistributed net realized (loss) from foreign currency transactions                                          (75,676,877)
      Undistributed net realized gain on investments                                                                148,435,529
      Net unrealized appreciation on investments                                                                    377,887,288
      Net unrealized gain on translation of assets
      and liabilities in foreign currency                                                                               544,043
----------------------------------------------------------------------------------------------------------------------------------
      Net assets                                                                                                   $536,929,326
----------------------------------------------------------------------------------------------------------------------------------
      Net assets per share                                                                                               $55.93
 ---------------------------------------------------------------------------------------------------------------------------------

      The closing price of the Company's shares on the New York Stock Exchange on November 30, 2005 was $49.65.

      The notes to the financial statements form an integral part of these statements.

STATEMENT OF OPERATIONS

Year ended November 30, 2005

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
      Investment income
       Dividend income (net of foreign withholding taxes of $183,668)                                              $  5,971,286
       Interest income                                                                                                  127,565
------------------------------------------------------------------------------------------------------------------------------------
          Total investment income                                                                                     6,098,851
------------------------------------------------------------------------------------------------------------------------------------

      Expenses
       Shareholder reports and proxy expenses                                                                           467,174
       Directors' fees and expenses                                                                                     593,872
       Provision for retirement benefits due to current and future retired directors                                    739,431
       Salaries and benefits                                                                                            633,264
       Other administrative expenses                                                                                    546,150
       Fund accounting                                                                                                  126,214
       Transfer agent, registrar and custodian                                                                          327,333
       Professional fees and expenses                                                                                   925,247
       Insurance                                                                                                        280,930
       Wind-up expenses - ASA Limited                                                                                   225,790
       Other                                                                                                            297,828
------------------------------------------------------------------------------------------------------------------------------------
          Total expenses                                                                                              5,163,233
------------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                                                                             935,618
------------------------------------------------------------------------------------------------------------------------------------
      Net realized gain from investments
       Proceeds from sales                                                                                           39,471,259
       Cost of securities sold                                                                                        6,447,697
------------------------------------------------------------------------------------------------------------------------------------
      Net realized gain from investments                                                                             33,023,562
------------------------------------------------------------------------------------------------------------------------------------
      Net realized (loss) from foreign currency transactions
       Investments                                                                                                  (20,977,260)
       Foreign currency                                                                                                 (32,227)
------------------------------------------------------------------------------------------------------------------------------------
      Net realized (loss) from foreign currency transactions                                                        (21,009,487)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase in unrealized appreciation on investments
       Balance, beginning of year                                                                                   324,361,555
       Balance, end of year                                                                                         377,887,288
------------------------------------------------------------------------------------------------------------------------------------
      Net increase in unrealized appreciation on investments                                                         53,525,733
------------------------------------------------------------------------------------------------------------------------------------
      Net unrealized (loss) on translation of assets and liabilities in foreign currency                               (439,268)
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain from investments and foreign currency transactions                            65,100,540
------------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                                                         $ 66,036,158
------------------------------------------------------------------------------------------------------------------------------------

      The notes to the financial statements form an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS

Years ended November 30, 2005 and 2004

-----------------------------------------------------------------------------------------------------------------------------------


                                                                                             2005                          2004
-----------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                                          $    935,618                   $  2,071,268
      Net realized gain from investments                                               33,023,562                      7,019,442
      Net realized (loss) from foreign currency transactions                          (21,009,487)                    (6,485,411)
      Net increase (decrease) in unrealized appreciation on investments                53,525,733                    (12,843,461)
      Net unrealized gain (loss) on translation of assets
        and liabilities in foreign currency                                              (439,268)                       267,241
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from operations                  66,036,158                     (9,970,921)
      Dividends                                                                        (8,640,000)                    (5,280,000)
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                                            57,396,158                    (15,250,921)
      Net assets, beginning of year                                                   479,533,168                    494,784,089
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of year                                                        $536,929,326                   $479,533,168
-----------------------------------------------------------------------------------------------------------------------------------

      The notes to the financial statements form an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS

Year ended November 30, 2005

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES ASA (Bermuda) Limited is a closed-end management investment company registered under the United States
Investment Company Act of 1940, and was organized as an exempted limited liability company under the laws of Bermuda.

A. INVESTMENTS

Portfolio securities listed on U.S. and foreign stock exchanges are generally valued at the last reported sales price on the last trading day of the period, or the mean between the closing bid and asked prices of those securities not traded on that date. In the event that a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the asked price less 1%, as applicable, is used. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Company's Board of Directors. If a security is valued at a "fair value", that value is likely to be different from the last quoted price for the security. Various factors may be reveiwed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and ADRs representing these securities are actively traded on the New York Stock Exchange, the securities are fair valued based on the last reported sales price of the ADRs.

The difference between cost and current value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

There is no assurance that the valuation at which the Company's investments are carried could be realized upon sale.

B. CASH EQUIVALENTS

The Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents.

C. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the closing rate of exchange on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the statement of operations.

D. SECURITY TRANSACTIONS AND INVESTMENT INCOME

During the year ended November 30, 2005, sales of securities amounted to $39,471,259 and purchases of securities amounted to $32,348,576.

Dividend income is recorded on the ex-dividend date, net of withholding taxes, if any. Interest income is recognized on the accrual basis.

E. DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders are recorded on the ex-dividend date.

The reporting for financial statement purposes of distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate reporting for United States federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses. See pages 13 and 14 for additional tax information for United States shareholders.

F. USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

G. BASIS OF PRESENTATION

The financial statements are presented in United States dollars.

Year ended November 30, 2005

2. RETIREMENT PLANS In 1994, the Company entered into a supplemental non-qualified pension agreement with its Chairman. Under the terms of the agreement, the Company agreed to credit $25,000 per year for five years, beginning December 1, 1993, to a Supplemental Pension Account with interest credited at an annual rate of 3.5%.

   The Board of Directors approved increases in the amount of the annual credit as follows: $28,125 in May 1999; $31,250 in February 2002; $45,000 in March
2003, $55,000 in February 2004 and $60,000 in March 2005. As a result, the Company has recorded an expense of $58,333 for the year ended November 30, 2005.

   The Company has recorded an asset in the amount of $170,000 related to the retirement obligation liability of $463,967 as of November 30, 2005. The $463,967 represents the total liability payable under the agreement at November 30, 2005. Upon retirement from the Company, the liability under the agreement is payable in ten consecutive equal annual payments to the Chairman.

   The Company recorded a provision of $739,431 during the fiscal year ended November 30, 2005 for an actuarially determined unfunded liability for retirement benefits due to current and future retired directors. Directors of the Company qualify to receive retirement benefits if they have served the Company (and its predecessor, ASA Limited) for at least twelve years prior to retirement.

3. ASA LIMITED In connection with the winding up of the Company's predecessor, ASA Limited, in South Africa, the Company incurred expenses of $225,790 for the fiscal year ended November 30, 2005.

4. CONCENTRATION RISK It is a fundamental policy of the Company that at least 80% of its total assets be invested in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals and/or in other gold and precious mineral investments. A substantial portion of the Company's assets currently is invested in South African companies and other companies having significant assets or operations in South Africa. The Company is, therefore, subject to gold and precious mineral related risks as well as risks related to investing in South Africa including political, economic, regulatory, currency fluctuation and foreign exchange risks. As a result of industry consolidation, the Company currently is invested in a limited number of securities and thus holds large positions in certain securities. Because the Company's investments are concentrated in a limited number of securities of companies involved in the mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

5. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

FINANCIAL HIGHLIGHTS

                                                                                          Year Ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      2005            2004          2003          2002         2001
------------------------------------------------------------------------------------------------------------------------------------
      PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of year                           $ 49.95         $ 51.54       $ 33.48       $ 21.97      $ 17.58
------------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                            .10             .22           .84           .85         1.00
      Net realized gain from investments                              3.44             .73             -           .51         3.05
      Net realized gain (loss) from foreign currency transactions    (2.19)           (.68)          .32         (1.13)        (.24)
      Net increase (decrease) in unrealized appreciation
        on investments                                                5.58           (1.34)        17.76         11.84         1.40
      Net unrealized gain (loss) on translation of
        assets and liabilities in foreign currency                    (.05)            .03          (.06)          .24         (.02)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
        operations                                                    6.88           (1.04)        18.86         12.31         5.19
      Less dividends                                                  (.90)           (.55)         (.80)         (.80)        (.80)
------------------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of year                                 $ 55.93         $ 49.95       $ 51.54       $ 33.48      $ 21.97
====================================================================================================================================

      Market value per share, end of year                          $ 49.65         $ 44.82       $ 47.16       $ 30.06      $ 19.83


      TOTAL INVESTMENT RETURN(1)
      Based on market value per share                                11.40%          (3.67%)       59.91%        55.72%       41.76%


      RATIOS TO AVERAGE NET ASSETS
      Expenses                                                        1.15%           1.03%          .84%          .91%        1.10%
      Net investment income                                            .21%            .46%         2.09%         2.63%        4.61%


      SUPPLEMENTAL DATA
      Net assets, end of year (000 omitted)                       $536,929        $479,533      $494,784      $321,423     $210,944
      Portfolio turnover rate                                         7.31%           1.63%          --           4.41%       11.18%








      Per share calculations are based on the 9,600,000 shares outstanding.

      (1) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company's dividend reinvestment plan.




SUPPLEMENTARY INFORMATION

Year ended November 30, 2005
-------------------------------------------------------------------------------------------------------------------------------
      CERTAIN FEES INCURRED BY THE COMPANY
-------------------------------------------------------------------------------------------------------------------------------
      Directors' fees                                                                    $323,000
      Officers' remuneration                                                              553,750
      Ronald L. McCarthy (compensation related to ASA Limited)                             61,250
      UBS Securities LLC (shareholder meeting room charges paid to company
        of which a director is an affiliated person)                                        2,699
-------------------------------------------------------------------------------------------------------------------------------




      The notes to the financial statements form an integral part of these statements.

CERTAIN TAX INFORMATION FOR
UNITED STATES SHAREHOLDERS (UNAUDITED)

From  December 1, 1963 through  November 30, 1987,  the Company was treated as a
"foreign investment company" for United States federal income tax purposes pursuant to Section 1246 of the Internal Revenue Code. Under that section, a United States shareholder who has held his shares in the Company for more than one year is subject to tax at ordinary income tax rates on his profit (if any) on a sale of his shares to the extent of his "ratable share" of the Company's earnings and profits accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987. If such shareholder's profit on the sale of his shares exceeds such ratable share and he held his shares for more than one year, then, subject to the discussion below regarding the United States federal income tax rules applicable to taxable years of the Company beginning after November 30, 1987, he is subject to tax at long-term capital gain rates on the excess.

   The Company's per share earnings and profits accumulated (undistributed) in each of the taxable years from 1964 through 1987 is available upon request from LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932.

   Under rules enacted by the Tax Reform Act of 1986, the Company became a "passive foreign investment company" (a "PFIC") on December 1, 1987. The manner in which these rules apply depends on whether a United States shareholder (1) elects to treat the Company as a qualified electing fund ("QEF") with respect to his Company shares, (2) for taxable years of a United States shareholder beginning after December 31, 1997, elects to "mark-to-market" his Company shares as of the close of each taxable year, or (3) makes neither election.

   In general, if a United States shareholder of the Company does NOT make either such election, any gain realized on the disposition of his Company shares will be treated as ordinary income. In addition, such a shareholder will be subject to an "interest charge" on part of his tax liability with respect to such gain, as well as with respect to an "excess distribution" made by the Company (as explained in the following paragraph). Furthermore, shares held by such a shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a "disposition" would include a U.S. taxpayer's becoming a nonresident alien.

   As noted, the general tax consequences described in the preceding paragraph apply to an "excess distribution" on Company shares, which is defined as distributions by the Company a shareholder receives during a taxable year that are more than 125% of the average amount it distributed for the three preceding taxable years.* If the Company makes an excess distribution in a year, a United States shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the ENTIRE holding period for his shares. That allocation would result in tax being payable at the highest applicable rate in the prior taxable years to which the distribution is allocated and interest charges being imposed on the resulting "underpayment" of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a United States shareholder as a normal dividend,** with no interest charge.

   If a United States shareholder elects to treat the Company as a QEF with respect to his shares therein for his first taxable year he holds his shares during which the Company is a PFIC (or later makes the QEF election and also elects to treat his shares generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective, in which event the gain from such "deemed sale" would be treated as an excess distribution), the rules described in the preceding paragraphs generally would not apply. Instead, the electing United States shareholder would include annually in his gross income his PRO RATA share of the Company's ordinary earnings and net capital gain (his "QEF" inclusion) regardless of whether such income or gain was actually distributed. A United States shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets, except to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987, as described above.

   Alternatively, if a United States shareholder makes the mark-to-market election with respect to Company shares for taxable years beginning on or after January 1, 1998, such shareholder would be required annually to report any unrealized gain with respect to his shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by an electing United States shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his resulting tax liability. Special rules apply to a United States shareholder that held his PFIC stock prior to his first taxable year for which the mark-to-market election was effective.

   A United States shareholder with a valid QEF election in effect would not be taxed on any distributions paid by the Company to the extent of any QEF inclusions, but any distributions out of accumulated earnings and profits in excess thereof would be treated as taxable dividends. Such a shareholder would increase the tax basis in his Company shares by the amount of any QEF inclusions and reduce such tax basis

-----------------------
* For example, the Company made annual distributions of $.55, $.80 and $.80 per share during 2004, 2003 and 2002, respectively, an average per year of $.71667 per share. Accordingly, any distribution in excess of $.90 per share (125% of $.71667) would be treated as an excess distribution for 2005. (All amounts in U.S. currency.)

** Because the Company is a PFIC, dividends it pays will not qualify for the 15% maximum U.S. federal income tax rate on dividends that individuals receive.

by any distributions to him that are not taxable as described in the preceding sentence. Special rules apply to United States shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

   Each shareholder who desires QEF treatment must individually elect such treatment. The QEF election must be made for the taxable year of the shareholder in which or with which the taxable year of the Company ends. A QEF election is effective for the shareholder's taxable year for which it is made and all subsequent taxable years of the shareholder and may not be revoked without the consent of the Internal Revenue Service. A shareholder of the Company who first held his Company shares after November 30, 2004 and who files his tax return on the basis of a calendar year may make a QEF election on his 2005 tax return. A shareholder of the Company who first held his Company shares on or before November 30, 2004 may also make the QEF election on his 2005 tax return but should consult his tax advisor concerning the tax consequences and special rules that apply when a QEF election could have been made with respect to such shares for an earlier taxable year.

   The QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, the QEF election is made on Internal Revenue Service Form 8621, which must be completed and attached to a timely filed income tax return in which the shareholder reports his QEF inclusion for the taxable year to which the election applies. In order to allow United States shareholders to make the QEF elections and to comply with the applicable annual reporting requirements, the Company annually will provide to them a "PFIC Annual Information Statement" containing certain information required by Treasury regulations.

   In early 2006, the Company will send to United States shareholders the PFIC Annual Information Statement for the Company's 2005 taxable year. Such annual information statement may be used for purposes of completing Form 8621. A shareholder who either is subject to a prior QEF election or is making a QEF election for the first time must attach a completed Form 8621 to his income tax return each year. Other United States shareholders also must attach completed Forms 8621 to their tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon.

   Special rules apply to United States persons who hold Company shares through intermediate entities or persons and to United States shareholders who directly or indirectly pledge their shares, including those in a margin account.

   Ordinarily, the tax basis that is obtained by a transferee of property on the death of the owner of that property is adjusted to the property's fair market value on the date of death (or alternate valuation date). If a United States shareholder dies owning shares with respect to which he did not elect QEF treatment (or elected such treatment after the first taxable year in which he owned shares in which the Company was a PFIC and did not elect to recognize gain as described above), the transferee of those shares will not be entitled to adjust the tax basis in such shares to the fair market value on the date of death (or alternate valuation date). In that case, in general, the transferee of such shares will take a basis in the shares equal to the shareholder's basis therein immediately before his death. If a United States shareholder dies owning Company shares for which a valid QEF election was in effect for all taxable years in such shareholder's holding period during which the Company was a PFIC (or the shareholder made a "deemed sale" election), then the basis increase generally will be available unless the holding period for his shares began on or prior to November 30, 1987. In the latter case, in general, any otherwise applicable basis increase will be reduced to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987.

   DUE TO THE COMPLEXITY OF THE APPLICABLE TAX RULES, UNITED STATES SHAREHOLDERS OF THE COMPANY ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE IMPACT OF THESE RULES ON THEIR INVESTMENT IN THE COMPANY AND ON THEIR INDIVIDUAL SITUATIONS.

DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN (UNAUDITED)



   Computershare Trust Company, N.A. ("Computershare") has been engaged to offer a dividend reinvestment and stock purchase plan (the "Plan") to shareholders. Shareholders may elect to participate in the Plan by signing an authorization. The authorization appoints Computershare as agent to apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company's shares (including shares registered in his name and shares accumulated under the Plan) and (ii) any optional cash investments ($50 minimum, subject to an annual maximum of $60,000) received from such participant.

   For the purpose of making purchases, Computershare will commingle each participant's funds with those of all other participants in the Plan. The price per share of shares purchased for each participant's account shall be the average price (including brokerage commissions and any other costs of purchase) of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash payments being concurrently invested. Any stock dividends or split shares distributed on shares held in the Plan will be credited to the participant's account.

   For each participant, a service charge of 5% of the combined amount of the participant's dividend and any voluntary payment being concurrently invested, up to a maximum charge of $2.50 per participant plus $.03 per share, will be deducted (and paid to Computershare) prior to each purchase of shares. Shareholder sales of shares held by Computershare in the Plan are subject to a fee of $10.00 plus $.12 per share deducted from the proceeds of the sale. Additional nominal fees are charged by Computershare for specific shareholder requests such as requests for information regarding share cost basis detail in excess of two prior years and for replacement Forms 1099 older than three years.

   Participation in the Plan may be terminated by a participant at any time by written instructions to Computershare. Upon termination, a participant will receive a certificate for the full number of shares credited to his account, unless he requests the sale of all or part of such shares.

   Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See "Certain tax information for United States shareholders" for more information regarding tax consequences to U.S. investors of an investment in shares of the Company, including the effect of the Company's status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

   To participate in the Plan an investor may not hold his shares in a "street name" brokerage account.

   Additional information regarding the Plan may be obtained from Computershare, P.O. Box 43081, Providence, RI 02940-3081. Information may also be obtained on the internet at www.computershare.com/equiserve or by calling Computershare's Telephone Response Center at 1-781-575-2723 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.


--------------------------------------------------------------------------------

PRIVACY NOTICE (UNAUDITED)

   The Company is committed to protecting the financial privacy of its shareholders.

   We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders' share accounts, to process transactions, to comply with shareholders' requests or legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder's name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company's shareholders and former shareholders.

   We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company officers, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders' accounts. The Company also maintains physical, electronic and procedural safeguards that comply with federal regulations and established security standards to protect the confidentiality of nonpublic personal information.

OTHER INFORMATION (UNAUDITED)
PROXY VOTING
   The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the twelve month period ended June 30, 2005 is available on the Company's website at http://www.asaltd.com and on the Securities and Exchange Commission's website at http://www.sec.gov. A written copy of the Company's policies and procedures is available without charge, upon request, by calling collect (973) 377-3535.

FORM N-Q

   The Company files its schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the Commission's website at http://www.sec.gov. The Company's Forms N-Q also may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings also is included in the Company's financial statements for the first and third quarters of each fiscal year which are available on the Company's website at http://www.asaltd.com.

ANNUAL CEO CERTIFICATION

   The Company has submitted to the New York Stock Exchange the required annual certification of the Company's Chief Executive Officer. The Company also will include the certification of the Company's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as an exhibit to the Company's Form N-CSR for the year ended November 30, 2005 to be filed with the Securities and Exchange Commission.

VOTING RESULTS

   The following votes were cast at a Special General Meeting of Shareholders of ASA (Bermuda) Limited held on July 21, 2005:

   PROPOSAL TO CHANGE THE COMPANY'S SUBCLASSIFICATION UNDER THE INVESTMENT COMPANY ACT FROM A DIVERSIFIED TO A NON-DIVERSIFIED COMPANY AND TO ELIMINATE RELATED FUNDAMENTAL INVESTMENT RESTRICTIONS. SEE THE FOLLOWING SUB-PROPOSALS FOR VOTING RESULTS.

   SUB-PROPOSAL CHANGING THE COMPANY'S SUBCLASSIFICATION UNDER THE INVESTMENT COMPANY ACT FROM A DIVERSIFIED TO A NON-DIVERSIFIED COMPANY.

             For            Against         Abstain
            ----            -------         -------
          3,786,305         783,486         249,986

   SUB-PROPOSAL   ELIMINATING   THE  FUNDAMENTAL   RESTRICTION   CONCERNING  THE
PERCENTAGE OF ASSETS WHICH THE COMPANY MAY INVEST IN THE SECURITIES OF ANY SINGLE ISSUER.

             For            Against         Abstain
            ----            -------         -------
          3,743,083         839,515         237,179

   SUB-PROPOSAL ELIMINATING THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING THE PERCENTAGE OF OUTSTANDING SECURITIES OF ANY SINGLE ISSUER WHICH THE COMPANY MAY ACQUIRE.

             For            Against         Abstain
            ----            -------         -------
          3,755,218         824,831         239,728

   PROPOSAL TO REPLACE THE COMPANY'S CURRENT FUNDAMENTAL INVEVSTMENT POLICIES CONCERNING THE CONCENTRATION OF ITS INVESTMENTS INSIDE AND OUTSIDE OF SOUTH AFRICA WITH A NEW FUNDAMENTAL INVESTMENT POLICY.

             For            Against         Abstain
            ----            -------         -------
          3,813,209         771,368         235,200

   PROPOSAL TO AMEND THE COMPANY'S FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO THE PURCHASE OR SALE OF COMMODITIES.

             For            Against         Abstain
            ----            -------         -------
          3,728,821         841,625         249,331

   PROPOSAL TO AMEND THE COMPANY'S FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO INVESTMENTS OF CASH.

             For            Against         Abstain
            ----            -------         -------
          3,809,693         758,716         251,368

FORWARD-LOOKING STATEMENTS

   This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature all forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of management's plans to be materially different from those contemplated by the forward-looking statements. Such factors include, but are not limited to, the performance of the companies whose securities comprise the Company's portfolio, the conditions in the U.S., South Africa and other international securities and foreign exchange markets, the price of gold, platinum and other precious minerals and changes in tax law.

BOARD OF DIRECTORS AND OFFICERS
OF ASA (BERMUDA) LIMITED

Directors are elected at each annual general meeting of shareholders to serve until the next annual general meeting. Officers are elected to serve one-year terms. The address of each director and officer is c/o LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932.

INTERESTED DIRECTORS

ROBERT J.A. IRWIN (78)

Position held with the Company: Chairman and Treasurer since 2003; President since 2004; Director since 2003 (ASA Limited from 1987 to 2005) Other Principal Occupations During Past 5 Years: Chairman and Treasurer of
  ASA Limited until 2005
Other Directorships held by Director: Former President, Chief Executive
  Officer and Director of Niagara Share Corporation



RONALD L. MCCARTHY (72)

Position held with the Company: Director since 2004
(ASA Limited from 1988 to 2005)
Principal Occupations During Past 5 Years: Managing Director and, from 2001, Secretary of ASA Limited until 2005
Other Directorships held by Director: None

--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

HENRY R. BRECK (68)

Position held with the Company: Director since 2004
(ASA Limited from 1996 to 2004)
Principal Occupations During Past 5 Years: Chairman and a director of Ark
  Asset Management Co., (registered investment adviser)
Other Directorships held by Director: Director of Butler Capital Corp.

HARRY M. CONGER (75)

Position held with the Company: Deputy Chairman (non-executive) since 2004 Director since 2004 (ASA Limited from 1984 to 2004)
Principal Occupations During Past 5 Years: Chairman and CEO Emeritus of
  Homestake Mining Company
Other Directorships held by Director: Director of Apex Silver Mines Limited

CHESTER A. CROCKER (64)

Position held with the Company: Director since 2004
(ASA Limited from 1996 to 2004)
Principal Occupations During Past 5 Years: James R. Schlesinger Professor of
  Strategic Studies, School of Foreign Service, Georgetown University; President of Crocker Group (consultants)
Other Directorships held by Director: Director of Universal Corporation,
  United States Institute of Peace, First Africa Holdings Ltd. and
  G3 Good Governance Group, Ltd.

JOSEPH C. FARRELL (70)

Position held with the Company: Director since 2004
(ASA Limited from 1999 to 2004)
Principal Occupations During Past 5 Years: Retired Chairman, President and
  CEO of The Pittston Company
Other Directorships held by Director: Director of Universal Corporation and
  Maxjet Airways, Inc.

JAMES G. INGLIS (61)

Position held with the Company: Director since 2004
(ASA Limited from 1998 to 2004)
Principal Occupations During Past 5 Years: Chairman of Melville Douglas
  Investment Management (Pty) Ltd. since 2002; Executive Director prior thereto. Other Directorships held by Director: Director of Coupon Holdings (Pty) Ltd.

MALCOLM W. MACNAUGHT (68)

Position held with the Company: Director since 2004
 (ASA Limited from 1998 to 2005)
Principal Occupations During Past 5 Years: Retired and formerly
  Vice President and Portfolio Manager at Fidelity Investments
Other Directorships held by Director: Director of Meridian Gold, Inc.

ROBERT A. PILKINGTON (60)

Position  held with the Company:  Director  since 2004 (ASA Limited from 1979 to
2005) Principal Occupations During Past 5 Years:  Investment banker and
  Managing Director of UBS Securities LLC or predecessor companies
Other  Directorships held by Director:  Director of Avocet Mining PLC

A. MICHAEL ROSHOLT (85)

Position held with the Company: Director since 2004
(ASA Limited from 1982 to 2005)
Principal Occupations During Past 5 Years: Chairman of the
  National Business Initiative (South Africa), a non-profit organization; retired Chairman of Barlow Rand Limited
Other Directorships held by Director: None

--------------------------------------------------------------------------------

OTHER OFFICERS

PAUL K. WUSTRACK, JR. (62)

Position  held with the Company:  Secretary and Chief  Compliance  Officer since
2004
Other Principal  Occupations During Past 5 Years:  Assistant U.S. Secretary of
  ASA Limited from 2002 to 2005, Chief Compliance Officer from 2004 to 2005; prior thereto, Special Counsel, Phillips, Lytle, Hitchcock, Blaine & Huber LLP

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

Item 2.         Code of Ethics.

                (a) The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

                (b)     Not applicable.

                (c) During the period covered by this report, there were no amendments to the code of ethics referred to in 2(a) above.

                (d) During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in 2(a) above.

                (e)     Not applicable.

                (f) A copy of the registrant's code of ethics is filed herewith.

Item 3.         Audit Committee Financial Expert.

                The registrant's board of directors has determined that Malcolm
W. MacNaught is an "audit committee financial expert" as defined in Item 3 to Form N-CSR. Mr. MacNaught has 35 years of experience evaluating and analyzing investments and was Vice President and portfolio manager at Fidelity Investments from 1968 until his retirement in 1996. He has served on registrant's and its predecessor's, ASA Limited ("ASA"), Audit Committee for seven years and is Chairman thereof. He also served as chairman of the audit committee of another public company. Mr. MacNaught is an "independent" director pursuant to Item 3 of Form N-CSR.

Item 4.         Principal Accountant Fees and Services.

                (a) Audit Fees. The aggregate fees billed for professional services rendered by the independent auditors for the audit of the registrant's and ASA's annual financial statements and audit or review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings for 2005 and 2004 were $98,400 and $100,000, respectively.

                (b) Audit-Related-Fees - The aggregate fees billed for assurance and related services rendered by the independent auditors that were reasonably related to the performance of the audit or review of the registrant's and ASA's financial statements for 2005 and 2004 were $12,000 and $47,250. The figure for 2005 includes fees billed in connection with the review of registrant's procedures related to compliance with its SEC Order. The figure for 2004 includes fees billed in connection with the review of documents filed with the SEC related to the reorganization of the registrant and ASA and the review of registrant's procedures related to compliance with its SEC Order.

                (c) Tax Fees - The aggregate fees billed for professional services rendered by the independent auditors in connection with tax compliance, tax advice and tax planning, such as review of ASA's tax calculations, ASA's South African tax returns and updates on South African tax law changes for 2005 and 2004 were $0 and $18,000, respectively.

                (d) All Other Fees - There were no non-audit fees not disclosed above that were billed for products and services provided by the independent auditors for 2005 and 2004.

                (e)(1) Audit Committee's Pre-Approval Policies and Procedures. The Audit Committee of the registrant has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934 ("Exchange Act") which are approved by the Committee prior to the completion of the audit. The Audit Committee may delegate its pre-approval authority to a subcommittee. If the Committee has delegated its pre-approval authority to a subcommittee, any decision of the subcommittee shall be presented to the full Committee at its next scheduled meeting. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Committee, provided the Committee is informed of each such service. The Committee has not yet established such policies and procedures.

                (e)(2) None of the services described in paragraphs (b) - (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

                (f)     Not applicable.

                (g) The aggregate fees billed by the independent auditors for non-audit services rendered to the registrant and its predecessor, ASA, for 2005 and 2004 were $12,000 and $65,250, respectively.

                (h)     Not applicable.

Item 5.         Audit Committee of Listed Registrants.

                (a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are: Messrs. Malcolm W. MacNaught (Chairman), Henry R. Breck and Joseph C. Farrell.

                (b)     Not applicable.

Item 6.         Schedule of Investments.

                Included as part of the report to shareholders filed under
                Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                              ASA (BERMUDA) LIMITED

                      PROXY VOTING POLICIES AND PROCEDURES

        The following is a statement of the proxy voting policies and procedures of ASA (Bermuda) Limited ("Company").

        PROXY ADMINISTRATION

        The Company understands its proxy voting responsibilities and that proxy voting decisions may affect the long-term interests of its shareholders. The Company attempts to process every proxy vote it receives. However, voting proxies for shares of certain non-U.S. companies may involve significantly greater effort and cost than for shares of U.S. companies. There may be situations where the Company may not or cannot vote a proxy. For example, the Company may receive proxy material too late to act upon or the cost of voting may outweigh the benefit of voting.

        Authority and responsibility to vote proxies with respect to the Company's portfolio securities has been delegated to the President and, in his absence or inability to act, the Secretary. In evaluating proxy proposals, the President (or Secretary, when appropriate) may consider information from various sources, including management of the company presenting a proposal as well as independent sources. The ultimate decision rests with the President (or Secretary, when appropriate), who is accountable to the Board of Directors of the Company.

        GENERAL PRINCIPLES

        In voting proxies, the Company will act solely in the best economic interests of its shareholders with the goal of maximizing the value of the Company's portfolio. These policies and procedures are designed to promote accountability of a portfolio company's management and board of directors to its shareholders and to align their interests with those of shareholders. These policies and procedures recognize that a portfolio company's managers are entrusted with the day-to-day operations of the company, as well as longer-term strategic planning, subject to the company's board of directors.

        The Company believes that the quality and depth of a portfolio company's management, including its board of directors, is an important consideration in determining the desirability of an investment. Accordingly, the recommendations of management on many issues are given substantial weight in determining how to vote a proxy. However, each issue is considered on its own merits, and the position of the portfolio company's management will not be supported whenever it is determined not to be in the best interests of the Company and its shareholders.

        SPECIFIC POLICIES

        A.      ROUTINE MATTERS

                1. ELECTION OF DIRECTORS. In general, the Company will vote in favor of management's director nominees if they are running unopposed. The Company believes that management is in the best position to evaluate the qualifications of directors and the needs of a particular board. Nevertheless, the Company will vote against, or withhold its vote for, any nominee whom it feels is not qualified. When management's nominees are opposed in a proxy contest, the Company will evaluate which nominee's publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbent.

                2. RATIFICATION OF SELECTION OF AUDITORS. In general, the Company will rely on the judgment of management in selecting the independent auditors, Nevertheless, the Company will examine the recommendation of management in appropriate cases, e.g., where there has been a change in auditors based upon a disagreement on accounting matters.

                3. STOCK OPTION AND OTHER EQUITY BASED COMPENSATION PLAN PROPOSALS. The Company will generally approve management's recommendations with respect to the adoption or amendment of stock option plans and other equity based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.

        B. ACQUISITIONS, MERGERS, REINCORPORATIONS, REORGANIZATIONS AND OTHER TRANSACTIONS

                Because voting on transactions such as acquisitions, mergers, reincorporations and reorganizations involve considerations unique to each transaction, the Company does not have a general policy in regard to voting on those transactions. The Company will vote on a case-by-case basis on each transaction.

        C.      CHANGES IN CAPITAL STRUCTURE

                The Company evaluates proposed capital actions on a case-by-case basis and will generally defer to management's business analysis in support of such actions. In cases where proposed capital actions support proxy defenses or act to reduce or limit shareholder rights, particular consideration will be given to all the effects of the action and the Company's vote will be made in a manner consistent with the objective of maximizing long-term shareholder value.

        D.      ANTI-TAKEOVER PROPOSALS

                In general, the Company will vote against any proposal which the Company believes would materially contribute to preventing a potential acquisition or takeover, including proposals to:

                        o  Stagger the board of directors;

                        o  Introduce cumulative voting;

                        o  Introduce unequal voting rights;

                        o  Create supermajority voting;

                        o  Establish preemptive rights.

                In general, the Company will vote in favor of any proposals to reverse the above.

        E.      SHAREHOLDER PROPOSALS INVOLVING SOCIAL, MORAL OR ETHICAL MATTERS

                In general, the Company will vote in accordance with management's recommendation on issues that primarily involve social, moral or ethical matters, although exceptions may be made in certain instances where the Company believes a proposal has substantial economic implications.

        F.      CONFLICT OF INTEREST

                In view of the fact that the Company is internally managed and does not have an investment advisor, it is unlikely that conflicts of interest will arise in voting the proxies of the Company's portfolio companies. The Company maintains a record of the affiliated persons of each director and officer of the Company including the President and Secretary. The Compliance Officer reviews proxy statement proposals to determine the existence of a potential conflict of interest. In the event that the President (or Secretary, when appropriate) has a personal conflict of interest, he shall remove himself from the voting process. In cases of a conflict of interest, a record shall be maintained confirming that the Company's vote was made solely in the interests of the Company and without regard to any other consideration.

                Date: November 10, 2005


Item 8.         Portfolio Managers of Closed-End Management Investment
                Companies.

                Not applicable for reports covering periods ending before December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

                Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant provided disclosure in response to Item 7(d)(2)(ii)(G) of
Schedule 14A in its proxy statement dated January 11, 2006.

Item 11.        Controls and Procedures

                (a) The Chairman of the Board, President and Treasurer, in his capacities as principal executive officer and principal financial officer of the registrant, has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective, based on his evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

                (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.        Exhibits.

                (a)(1) The code of ethics that is the subject of disclosure under Item 2 above is attached hereto.

                   (2) The certification required by Rule 30a-2(a) under the 1940 Act is attached hereto.

                   (3)  Not applicable.

                (b) The certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and
                        Section 1350 of Chapter 63 of Title 18 of the United States Code is attached hereto. This certification is not deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

                                   Signatures


        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  ASA (Bermuda) Limited



Date:  January 18, 2006           By:       /s/  Robert J.A. Irwin
                                     -------------------------------------------
                                                 Robert J.A. Irwin
                                  Chairman of the Board, President and Treasurer






        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.



Date:  January 18, 2006           By:        /s/ Robert J.A. Irwin
                                     -------------------------------------------
                                                 Robert J.A. Irwin
                                  Chairman of the Board, President and Treasurer
                                         (Principal Executive Officer and
                                           Principal Financial Officer)